Share-Based Compensation	6 Months Ended
Jun. 30, 2024
Share-Based Payment Arrangement [Abstract]
Share-Based Compensation	Share-Based Compensation
The Company’s 2020 Equity Incentive Plan (the 2020 Plan) provides for the grant of incentive stock options, non-statutory stock options, and other equity awards to the Company’s employees, officers, directors, and consultants. As of December 31, 2023, the aggregate number of shares of Class A common stock authorized under the 2020 Plan, as amended, was 2,302,129 shares.
Stock Options
Stock options granted under the 2020 Equity Incentive Plan generally vest over three or four years and expire after 10 years.
The per share exercise price for stock options granted is set at the fair value per share of common stock as determined by the board of directors as of the date of grant. The board of directors determined the value the Company’s Class A common stock considering many factors, including third-party valuation of the Company's Class A common shares, as well as additional factors, which may have changed since the date of the most recent contemporaneous valuation through the date of grant.
A summary of stock option activity for awards under the 2020 Plan is presented below:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Lives (years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2022	1,065,984	$1.88	6.8	$12,585
Granted	817,954	$6.24	—
Outstanding as of December 31, 2023	1,883,938	$3.76	7.4	$18,691
Exercisable as of December 31, 2023	1,468,367	$3.12	6.9	$15,536
Vested and expected to vest	1,919,362	$3.76	7.4	$19,054
The weighted average grant date fair value per share of stock options granted during the years ended December 31, 2022 and 2023 was $3.62 and $5.30, respectively.
The Company recorded share-based compensation expense of $0.7 million and $1.3 million for the years ended December 31, 2022 and 2023, respectively. As of December 31, 2023, there was $4.3 million of unrecognized compensation cost related to unvested share-based compensation arrangements granted under the 2020 Plan, which is expected to be recognized over a weighted average period of 2.7 years.
Share-based compensation expense was as follows (in thousands):

	Year Ended December 31,
	2022	2023
Selling, general and administrative	$568	$900
Research and development	153	443
Total	$721	$1,343
The assumptions used in the Black-Scholes option pricing model for stock options granted were as follows:

	December 31
	2022	2023
Expected term	6.0 years	6.0 years
Expected volatility	92.8% - 96.6%	92.0% - 92.7%
Risk free interest rate	1.9% - 4.2%	3.9% - 4.6%
Expected dividend yield	0.0%	0.0%
Liability for Early Exercise of Stock Options
Certain individuals were granted the ability to early exercise their stock options. The shares of Class A common stock issued from the early exercise of unvested stock options are restricted and continue to vest in accordance with the original vesting schedule. The Company has the option to repurchase any unvested shares at the original purchase price upon any voluntary or involuntary termination. The shares purchased by the employees and non-employees pursuant to the early exercise of stock options are not deemed, for accounting purposes, to be outstanding until those shares vest. The cash received in exchange for exercised and unvested shares related to stock options granted is recorded as a liability for the early exercise of stock options on the accompanying balance sheets and will be transferred into Class A common stock and additional paid-in capital as the shares vest. As of December 31, 2022 and 2023, there were 57,796 and 35,424 unvested shares issued under early exercise provisions were subject to repurchase by the Company, respectively. At both December 31, 2022 and 2023, the Company recorded $0.1 million associated with early exercised stock options in other long-term liabilities.